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                          Securities and Exchange Commission
                                   Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of report (date of earliest event reported) December 9, 1996

                     First Interstate BancSystem of Montana, Inc.
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                (Exact name of registrant as specified in its charter)

                 Montana                   333-3250      81-0331430
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        (State or other jurisdiction of   (Commission   (IRS Employer
        incorporation or organization)     File No.)   Identification No.)

            P.O. Box 30918, 401 North 31st Street, Billings, MT 59116-0918
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          (Address of principal executive offices)           (Zip code)

           Registrant's telephone number, including area code 406/255-5300

                                    Not Applicable
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            (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

         Attached hereto as Exhibit 99 is the press release by First Interstate BancSystem of Montana, Inc. announcing its signing of a letter of intent with Mountain Bank Systems, Inc. to purchase the Mountain Bank of Whitefish with offices in Whitefish, Montana and Evergreen, Montana.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         99 Copy of Press Release announcing First Interstate BancSystem of Montana, Inc.'s signing of a letter of intent with Mountain Bank Systems, Inc. to purchase the Mountain Bank of Whitefish with offices in Whitefish, Montana and Evergreen, Montana.



                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 18, 1996.

                 FIRST INTERSTATE BANCSYSTEM OF MONTANA, INC.

                 By: /s/ Terrill R. Moore
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                     Terrill R. Moore
                     Senior Vice President and Chief Financial Officer